                                 AMENDMENT NO. 2

                              CONTRACT NO. 104274-B

                       DIRECT BROADCAST SATELLITE CONTRACT

                                     BETWEEN

               UNITED STATES SATELLITE BROADCASTING COMPANY, INC.

                                       AND

                           LOCKHEED MARTIN CORPORATION


THIS AMENDMENT NO. 2 is effective  April 30, 1997
                                  ----------------

WHEREAS, USSB and the Contractor (hereinafter referred to as the "Parties"), have executed a Letter of Agreement dated April 30, 1997 to extend, for a period of thirty 30 days beginning in May, 1997, all Delivery Dates and Progress and Milestones and;

WHEREAS the Parties, recognizing that changes are required in the Contract, have created this Amendment No. 2;

NOW THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, agree to the following:

I.   In the Terms and Conditions of the subject Contract:

     A. In Article 3.B, Price, change the Price for Item 1 and the Total Contract Price as follows:

          ITEM    QTY.               DESCRIPTION                         PRICE

           1.    1         Spacecraft as defined in Exhibit A

           2.    1 Lot     Launch and Mission Operation Services
                           as defined in Exhibit B

           3.    1 Lot     On-Orbit Flight Operations Services

           4.    1 Lot     Data and Documentation as defined
                           in Exhibit B, Table 1

           5.    --        In-Orbit Incentive Payments

                                              TOTAL CONTRACT PRICE:

                               *(not separately priced)

B. In Article 4.A, Deliverable Items and Delivery Schedule, change the Delivery Date as follows:

     ITEM           DESCRIPTION           DELIVERY DATE

      1.         Spacecraft          Twenty-six and one-half (26.5)
                                     months after EDC.

C. In Article 5.A, Progress and Milestone Payments, change the Progress Payment Plan as follows:

                              PROGRESS PAYMENT PLAN

PAYMENT NUMBER                          MONTHLY TOTAL        CUMULATIVE TOTAL
                    DATE             ($ IN U.S. MILLIONS)  ($ IN U.S. MILLIONS)

     1              12/31/96
     2              January - '97
     3              February
     4              March
     5              April
     6              May
     7              June
     8              July
     9              August
    10              September
    11              October
    12              November
    13              December
    14              January - '98
    15              February
    16              March
    17              April
    18              May
    19              June
    20              July
    21              August
    22              September
    23              October
    24              November
    25              December

D. In Article 5.B, Progress and Milestone Payments, change the Payment Milestone Table as follows:

                             PAYMENT MILESTONE TABLE

                                                         DUE DATE
MILESTONE                                                 (MONTHS       VALUE
 NUMBER             MILESTONE DESCRIPTION                AFTER EDC)     ($US)

    1     Structure Subcontract Issued                     4.0
    2     System PDR Held                                  8.5
    3 Provide Launch Vehicle services contractor 11.0 with Spacecraft Preliminary Dynamic Model
    4     System Critical Design Review Held              13.5
    5     90% of System CDR Action Items Completed        14.5
    6     Spacecraft Structure Received
          (core module/payload panels)                    16.0
    7     Spacecraft TWTAs Received                       16.5
    8     Spacecraft Antenna Tests Complete               19.0
    9     Satisfactory Completion of Pre-Shipment Review  25.0


E. In Article 9.A.1, Options for Backup Spacecraft, change the Option Exercise Date and Delivery Date as follows:

                         PRODUCT                      OPTION EXERCISE                                             DELIVERY
   QUANTITY            DESCRIPTION                          DATE                    PRICE($)                        DATE
1                   backup spacecraft                  No Later Than 7                TBD                    6 Months After
                    ("Backup Spacecraft")              Months After EDC                                      Delivery of the
                    identical to the Spacecraft                                                              Spacecraft
                    specified in Article 2,
                    paragraph B


F. In Article 15.A, USSB's Right to Terminate, change the Termination Schedule as follows:

                                TERMINATION SCHEDULE

            DATE                  MONTHLY TOTAL               CUMULATIVE TOTAL
                              ($ IN US MILLIONS)L           ($ IN US MILLIONS)
          January 31-1997
          February 28
          March 31
          April 30
          May 31
          June 30
          July 31
          August 31
          September 30
          October 31
          November 30
          December 31

               January 31-1998
               February 28
               March 31
               April 30
               May 31
               June 30
               July 31
               August 31
               September 30
               October 31
               November 30
               December 31
               January 31-1999

     G. In Article 17.C, Taxes and Duties, the second sentence is changed as follows:

          Portions of the Work may include some imported goods. Notwithstanding the above, in the event any portion of the Work and its included imported goods are not exported in a timely manner (not more than three (3) years and one (1) month after EDC) due to USSB's actions or in actions, any duties, taxes, and penalties arising therefrom will be USSB's responsibility.


     H.   In Article 19.A.(1), Termination for Default, change as follows:

          (1) final acceptance of the Spacecraft fails to occur on or before a date that permits the Spacecraft to be launched within the launch period established by the Launch Vehicle services contractor's launch manifest, which date shall in no event be earlier than twenty-seven
          (27) months after ARO;


     I. In Article 19.B, Termination for Default, the first sentence is changed as follows:

          With respect to paragraph A.(1) of this Article 19, USSB agrees to use commercially reasonable efforts to establish the first day of the launch period for the Launch Vehicle at twenty-seven (27) months after ARO.

II. In Exhibit B, USSB-1 Statement of Work, Document No. WS20072997 Revision New, dated 12/31/96:


     A. In Paragraph 3.1, Deliverable Data and Documentation, change Table 1 as follows:

                   TABLE 1.  CONTRACTOR DATA REQUIREMENTS LIST

--------------------------------------------------------------------------------
ITEM                                     REVIEW,                        WORK
 NO.         DESCRIPTION                APPROVAL,       DUE DATE      STATEMENT
                                        INFORMATION                    SECTION
--------------------------------------------------------------------------------
   A      PROGRAM MANAGEMENT CDRLS
6.     Storage and Transportation Plan      R         7 months EDC       10.1
--------------------------------------------------------------------------------

     B.   Paragraph 3.2.1, Hardware, the second sentence is changed as follows:

          The Spacecraft shall be made available to ship January, 1999.

     C.   Paragraph 3.3, Summary Delivery Schedule, change Table 2 as follows:

                   TABLE 2.  USSB-1 SUMMARY DELIVERY SCHEDULE

              ------------------------------------------------------
                 NO.            MILESTONE                     DATE
              ------------------------------------------------------
               1.   Spacecraft Preliminary Design Review    8/19/97
               2.   Spacecraft Critical Design Review       2/17/98
               3.   TRAINING                                   TBD
               4.   Pre-Shipment Review                     1/19/99
               5.   Spacecraft Available to Ship            1/31/99
               6.   Launch Readiness Review                    TBD
               7.   Launch                                     TBD
               8.   In Orbit Test                              TBD
              ------------------------------------------------------

     D.   Paragraph 3.4.1, Buyer Furnished Data, change as follows:

             1.  Payload frequency plan           Date:  July 1, 1997
             2.  Antenna coverage plan            Date:  July 1, 1997

     E. Paragraph 11.0, Launch Vehicle and Site Interfaces, the second paragraph is changed as follows:

          a) The Buyer shall select a Launch Vehicle which complies with the interface specifications by
               June 16, 1997.
          b)   [No change]
          c)   The Buyer shall provide the preliminary Coupled Loads Analysis
               (CLA) results by June 16, 1997.
          d)   [No change]
          e)   The Buyer shall provide the final CLA results by 19 months ARO.
          f) The Buyer shall provide all separation hardware and the flight adapter for a fit check and separation shock test to be delivered to the Contractor's plant no later than 19 months ARO. The Buyer shall provide the necessary launch agency support for conducting these tests.
          g)   [No change]
          h)   [No change]
          i)   [No change]

IV. Except as specifically set forth above the Contract referenced above shall remain in full force and effect in accordance with the terms and conditions as originally written and such terms and conditions shall not be affected or modified by this Amendment No. 2.

IN WITNESS THEREOF, the Parties have caused this Amendment No. 2 to be signed by their duly authorized officer or representative.


United States Satellite Broadcasting         Lockheed Martin
 Company, Inc.                                Corporation

     (Signature on File)                     (Signature on File)

By:                                        By:
   ------------------------------             ----------------------------------
   Robert W. Hubbard                          Wm. W. Whisenant
   Executive Vice President                   Contracts Manager
                                              Lockheed Martin Telecommunications